Risk Management and Fair Values	12 Months Ended
Dec. 31, 2024
Risk Management and Fair Values [Abstract]
RISK MANAGEMENT AND FAIR VALUES
32.	RISK MANAGEMENT AND FAIR VALUES

1.	Capital risk

The Group manages its capital to ensure that entities in the Group will be able to continue as a going concern while maximizing the return to owners through the optimization of the debt and equity balance. The Group’s overall strategy remains unchanged during the year.

The capital structure of the Group consisted of borrowings net of bank balances and cash, and equity attributable to owners of the Company comprising issued share capital and various reserves.

The directors of the Company review the capital structure regularly. As part of this review, the Group considers the cost of capital and the risks associated with each class of capital, and will balance its overall capital through the payment of dividends, new share issues as well as the issue of new debt or the redemption of existing debt.

The Group monitors capital using the Gearing Ratio, which is net debt divided by total equity. Net debt represents borrowings less cash and cash equivalents. The Company met its objective by minoring borrowing activities.

The Company and its subsidiaries are not subject to externally imposed capital requirements.

	December 31, 2024	December 31, 2023
Total borrowing	1,643,993	-
Less: cash and cash equivalents	(1,184,456)	(407,311)
Net debt	459,537	(407,311)
Total equity	20,902,536	15,154,695
Total capital	21,362,073	14,747,384
Gearing ratio	2.20%	(3)%

2.	Financial risk

Financial risk management objectives and policies

The Group’s major financial instruments include trade and other receivables, related parties receivables, cash and cash equivalents, trade and other payables, related parties payables and short-term loans. Details of these financial instruments are disclosed in the respective notes. The risks associated with these financial instruments include credit risk, market risk (interest rate risk and currency risk) and liquidity risk. The policies on how to mitigate these risks are set out below. The management manages and monitors these exposures to ensure appropriate measures are implemented on a timely and effective manner.

3.	Market risk

(i)	Foreign currency risk

While our reporting currency is the U.S. dollar, substantially all of our consolidated revenues and consolidated costs and expenses are denominated in RMB. Substantially all of our assets are denominated in RMB. As a result, we are exposed to foreign exchange risk as our revenues and results of operations may be affected by fluctuations in the exchange rate between the U.S. dollar and the RMB. If the RMB depreciates against the U.S. dollar, the value of our RMB revenues, earnings and assets as expressed in our U.S. dollar financial statements will decline. Assets and liabilities are translated at exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and equity is translated at historical exchange rates. Any resulting translation adjustments are not included in determining net income but are included in determining other comprehensive income, a component of equity. As of December 31, 2024, our accumulated other comprehensive loss was $1.0 million. We have not entered into any hedging transactions in an effort to reduce our exposure to foreign exchange risk.

(ii)	Interest rate risk

We deposit surplus funds with Chinese banks earning daily interest. We do not invest in any instruments for trading purposes. Most of our outstanding debt instruments carry fixed rates of interest. Our operations generally are not directly sensitive to fluctuations in interest rates and we currently do not have any long-term debt outstanding. Management monitors the banks’ prime rates in conjunction with our cash requirements to determine the appropriate level of debt balances relative to other sources of funds. We have not entered into any hedging transactions in an effort to reduce our exposure to interest rate risk.

4.	Credit risk

As at December 31, 2024, the Group’s maximum exposure to credit risk which will cause a financial loss to the Group due to failure to perform an obligation by the counterparties is arising from the carrying amount of the respective recognized financial assets as stated in the consolidated statement of financial position.

In order to minimize the credit risk, the management of the Group has delegated a team responsible for determination of credit limits, credit approvals and other monitoring procedures to ensure that follow-up action is taken to recover overdue debts. In addition, the Group reviews the recoverable amount of each individual trade debt at the end of each reporting period to ensure that adequate impairment losses are made for irrecoverable amounts. In this regard, the directors of the Group consider that the Group’s credit risk is significantly reduced.

The Group’s exposure to credit risk on receivables in influenced mainly by the individual characteristics of each customer therefore concentrations of credit risk primarily arise when the Group has significant exposure to individual customers. In order to minimize the credit risk, management continuously monitors the level of exposure to ensure that follow-up actions and/or corrective actions are taken promptly to lower the risk exposure or to recover overdue balances.

5.	Liquidity risk

In the management of the liquidity risk, the Group monitors and maintains a level of cash and bank balances deemed adequate by the management to finance the Group’s operations and mitigate the effects of fluctuations in cash flows. The management monitors the utilization of bank borrowings and ensures compliance with loan covenants.

Liquidity tables

The following tables detail the Group’s remaining contractual maturity for its non-derivative financial liabilities as at December 31, 2024 based on agreed repayment terms. The tables have been drawn up based on undiscounted cash flows of financial liabilities based on the earliest date on which the Group can be required to pay. The tables include both interest and principal cash flows.

As at December 31, 2024

	Within 1 year	Over 1 year	Total
Short-term bank loans and related interests	1,643,993	-	1,643,993
Trade and other payables	2,612,191	-	2,612,191
Related parties payables	3,783,415	-	3,783,415
Operating lease liabilities	7,477	4,463	11,940
Total	8,047,076	4,463	8,051,539

As at December 31, 2023

	Within 1 year	Over 1 year	Total
Trade and other payables	2,235,988	-	2,235,988
Related parties payables	3,330,518	-	3,330,518
Total	5,566,506	-	5,566,506

6.	Fair value

The fair value of financial assets and financial liabilities is determined in accordance with generally accepted pricing models based on discounted cash flow analysis.

The following table presents the fair value of the Group’s financial instruments measured at the end of the reporting period on a recurring basis, categorized into the three-level fair value hierarchy as defined in IFRS 13, Fair Value Measurement. The level into which a fair value measurement is classified is determined with reference to the observability and significance of the inputs used in the valuation technique as follows:

-	Level 1 valuations: Fair value measured using only Level 1 inputs i.e. unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.

-	Level 2 valuations: Fair value measured using Level 2 inputs i.e. observable inputs which fail to meet Level 1, and not using significant unobservable inputs. Unobservable inputs are inputs for which market data are not available.

-	Level 3 valuations: Fair value measured using significant unobservable inputs.

During the years ended December 31, 2024 and 2023, there were no transfers between Level 1 and Level 2, or transfers into or out of Level 3. The Group’s policy is to recognize transfers between levels of fair value hierarchy as at the end of the reporting period in which they occur.

Valuation techniques and inputs used in Level 2 fair value measurements

The fair value of financial assets in Level 2 is determined by the model as disclosed in note 27.

The directors of the Company consider that the carrying amounts of financial assets and financial liabilities recorded at amortized cost approximate their fair values.